UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/19/2006

NYSE Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32829

Delaware	20-2786071
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11 Wall Street, New York, NY 10005
(Address of principal executive offices, including zip code)

(212) 656-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On October 15, 2006, NYSE Group, Inc. ("NYSE Group") and Euronext N.V. ("Euronext") issued a joint press release noting the press release issued by Deutsche Boerse A.G. ("DB") on Friday October 13, 2006, indicating that DB has unilaterally decided to notify the European Commission of its intention to acquire Euronext. A copy of the joint press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Group, Inc.

Date: October 19, 2006	By:	/s/ William M. Freeman
William M. Freeman
Senior Vice President and Acting General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Joint Press Release of NYSE Group, Inc. and Euronext NV